UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 15, 2006

CASSIDY MEDIA, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

333-136614 (Commission File Number)	20-5022973 (IRS Employer Identification No.)

Cassidy Media, Inc.
P.O. Box 49, 134 Suncook Valley Road,
Center Barnstead, New Hampshire 03225
Phone: (702) 943-0714
Facsimile No.: (516) 887-8250

(Address of Principal Executive Offices)
(Zip Code)

Phone: (702) 943-0714

 (Registrant's Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8- Other Events

Item 8.01 Other Events

On October 15, 2006, Cassidy Media, Inc. (the “Registrant”), a Nevada corporation, closed its offering to the public of up to a maximum of 3,000,000 shares its common stock, pursuant to a registration statement filed with the Securities and Exchange Commission, on August 14, 2006 and declared effective on September 5, 2006 (file number 333-136614) (the “Offering”). The Registrant sold 3,000,000 shares in the Offering for an aggregate of $90,000. The sale of the shares represents 25% of the issued and outstanding shares of common stock of the Registrant.

For all the terms and conditions of the Investment Confirmation, reference is hereby made to the form of such agreement annexed hereto, as Exhibit 10.1.

Section 9-Financial Statements and Exhibits

Item 9.01.  Financial Statements, Pro Forma Financial Statements and Exhibits.

(c) Exhibits

Exhibit 10.1      Form of Investment Confirmation made by investors in the Offering

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cassidy Media, Inc.

By:	/s/ Kimberly Hennessey
Name:	Kimberly Hennessey
Title:	President

Date: October 20, 2006